Cash and Cash Equivalents	9 Months Ended
Sep. 30, 2019
Cash and Cash Equivalents.
Cash and Cash Equivalents

5. Cash and Cash Equivalents

At September 30, 2019, the Company’s cash and equivalents were € 74,792,000 as compared to € 105,580,000 at December 31, 2018. An amount of € 35,166,000 of the cash balance is denominated in US dollars. The cash balances are held at banks with investment grade credit ratings. The cash at banks is at full disposal of the Company.